Filed pursuant to Rule 497(a)
Registration No. 333-285405
Rule 482ad

NEWS RELEASE

Contacts:
Main Street Capital Corporation
Dwayne L. Hyzak, CEO, dhyzak@mainstcapital.com
Ryan R. Nelson, CFO, rnelson@mainstcapital.com
713-350-6000
Dennard Lascar Investor Relations
Ken Dennard / ken@dennardlascar.com
Zach Vaughan / zvaughan@dennardlascar.com
713-529-6600

Main Street Prices Public Offering of $350 Million of 5.40% Notes due 2028

HOUSTON, August 13, 2025 – Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) is pleased to announce that it has priced an underwritten public offering of $350 million in aggregate principal amount of 5.40% notes due 2028 (the “Notes”). The Notes will bear interest at a rate of 5.40% per year, payable semiannually, will mature on August 15, 2028 and may be redeemed in whole or in part at Main Street’s option at any time at par plus a “make-whole” premium, if applicable. The offering is subject to customary closing conditions and is expected to close on August 15, 2025.

Main Street intends to initially use the net proceeds from this offering to repay outstanding indebtedness, including amounts outstanding under Main Street’s corporate revolving credit facility (the “Corporate Facility”) or its special purpose vehicle revolving credit facility (the “SPV Facility” and, together with the Corporate Facility, the “Credit Facilities”), and then, through re-borrowing under the Credit Facilities, to make investments in accordance with its investment objective and strategies, to make investments in marketable securities and idle funds investments, to pay operating expenses and other cash obligations, and for general corporate purposes.

J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Truist Securities, Inc. are acting as joint book-runners for this offering. Huntington Securities, Inc., Raymond James & Associates, Inc., Academy Securities, Inc., Zions Direct, Inc., TCBI Securities, Inc., Hancock Whitney Investment Services, Inc., Comerica Securities, Inc., WauBank Securities LLC and B. Riley Securities, Inc. are acting as co-managers for this offering.

Investors should carefully consider, among other things, Main Street’s investment objective and strategies and the risks related to Main Street and the offering before investing. The pricing term sheet dated August 13, 2025, the preliminary prospectus supplement dated August 13, 2025, the accompanying prospectus dated February 28, 2025, each of which has been filed with the Securities and Exchange Commission, any related free writing prospectus, and any information incorporated by reference in each, contain this and other information about Main Street and should be read carefully before investing.

A shelf registration statement relating to these securities is on file with the Securities and Exchange Commission and effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081; RBC Capital Markets, LLC, Attention: Investment Grade Syndicate Desk, Brookfield Place, 200 Vesey Street, 8th Floor, New York, NY 10281, telephone: 866-375-6829, or e-mail: rbcnyfixedincomeprospectus@rbccm.com; SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, e-mail: prospectus@smbcnikko-si.com; or Truist Securities, Inc., Attention: Prospectus Department, 740 Battery Avenue SE, 3rd Fl, Atlanta, GA 30339, telephone: 800-685-4786, or e-mail: TruistSecurities.prospectus@Truist.com.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release do not constitute offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street (www.mainstcapital.com) is a principal investment firm that primarily provides customized long-term debt and equity capital solutions to lower middle market companies and debt capital to private companies owned by or in the process of being acquired by a private equity fund. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides customized “one-stop” debt and equity financing solutions within its lower middle market investment strategy. Main Street seeks to partner with private equity fund sponsors and primarily invests in secured debt investments in its private loan investment strategy. Main Street’s lower middle market portfolio companies generally have annual revenues between $10 million and $150 million. Main Street’s private loan portfolio companies generally have annual revenues between $25 million and $500 million.

Main Street, through its wholly-owned portfolio company MSC Adviser I, LLC (“MSC Adviser”), also maintains an asset management business through which it manages investments for external parties. MSC Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking statements which are based upon Main Street management’s current expectations and are inherently uncertain. The forward-looking statements may include statements as to Main Street’s notes offering, the expected net proceeds from the offering and the anticipated use of the net proceeds of the offering. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance, events and results could vary materially from these estimates and projections of the future as a result of a number of factors, including those described from time to time in Main Street’s filings with the Securities and Exchange Commission. Such statements speak only as of the time when made and are based on information available to Main Street as of the date hereof and are qualified in their entirety by this cautionary statement. Main Street assumes no obligation to revise or update any such statement now or in the future.